Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies that the Quarterly Report on Form 10-Q for the period ended February 29, 2012 of DoMark International, Inc. (the "Company") fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         DoMark International, Inc.


Dated: April 23, 2012                    By: /s/ Michael Franklin
                                             -----------------------------------
                                             Michael Franklin
                                             Chief Executive Officer

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to DoMark International, Inc. and will be retained by DoMark International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.